Exhibit 99.1


[GRAPHIC OMITTED]                                       BEAR, STEARNS & CO. INC.
ATLANTA o B0OSTON o CHICAGO                        ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                  245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10167
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax
-------------------------------------------------------------------------------
                UNITED NATIONAL BANK HOME LOAN OWNER TRUST 1999-1
--------------------------------------------------------------------------------
                             COMPUTATIONAL MATERIALS
------------------- ------------------------------------------------------------
FAX TO:                                                         DATE:
COMPANY:                                       # PAGES (incl. cover):       18
FAX NO:                                                     PHONE NO:
------------------- ------------------------ ------------------------------
FROM:                                                       PHONE NO:
------------------- ------------------------ ------------------------------

                STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES,
                    PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by [Bear Stearns] [Coast Partners], not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates [Bear Stearns] [Coast Partners] has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

                                [OBJECT OMITTED]

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

GENERAL INFORMATION: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. [Bear Stearns] [Coast Partners] and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. [Bear Stearns] [Coast Partners] shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from [Bear Stearns] [Coast Partners].

UNITED NATIONAL BANK HOME LOAN OWNER TRUST 1999-1
Computational Materials: Preliminary Term Sheet
-------------------------------------------------------------------------------

                       141,629,000 PUBLIC OFFERING

ISSUER:                United National Bank Home Loan Owner Trust 1999-1

SELLER:                United National Bank, N.A.

DEPOSITOR:             Bear Stearns Asset Backed Securities Inc.

MASTER SERVICER:       Advanta Mortgage Corp. USA

LEAD UNDERWRITER:      Bear, Stearns & Co. Inc.

CO-UNDERWRITER:        Coast Partners Securities Inc.

INDENTURE TRUSTEE:     U.S. Bank, N.A.

OWNER TRUSTEE:         Wilmington Trust Company

SECURITIES:            The Trust  will  issue 3 classes  of Asset  Backed  Notes
                       (namely,  the Class A Notes  (the  "Senior  Notes"),  the
                       Class  M-1 Notes  and  Class  M-2  Notes  (together,  the
                       "Mezzanine Notes", and, together with the Senior Notes, the "Offered Notes"); and 6 classes of Asset Backed
                       Certificates (namely, the Class IO, Class B-1, Class B-2,
                       Class B-3, Class B-4 and Residual Interest  Certificates)
                       (collectively, the "Certificates").  THE CERTIFICATES ARE
                       NOT BEING OFFERED HEREBY.


CHARACTERISTICS OF THE OFFERED NOTES AND THE RETAINED CERTIFICATES:
------------------------- ------------ -------------- ----------- ----------- ------------ ----------- ----------------------
                                         ORIGINAL      PERCENT    AVG. LIFE   PRINCIPAL    PRINCIPAL         EXPECTED
                           OFFERED/      PRINCIPAL     OF POOL      TO MTY      LOCKOUT      WINDOW           RATINGS
SECURITIES                 RETAINED       BALANCE      BALANCE     (YEARS)     (MONTHS)     (MONTHS)     (S&P / MOODY'S /
                                                                                                              FITCH )
------------------------- ------------ -------------- ----------- ----------- ------------ ----------- ----------------------
CLASS A NOTES               OFFERED     $112,893,000     55.0%      2.60        NONE         272            AAA/Aaa/AAA
Class A-IO Certificates    Retained         Notional    100.0%      (1)          (1)         (1)               (1)
CLASS M-1 NOTES             OFFERED      $14,368,000      7.0%      8.79         48          224             AA/AA2/AA
CLASS M-2 NOTES             OFFERED      $14,368,000      7.0%      8.79         48          224              A/A2/A
Class B-1 Certificates     Retained      $24,631,000     12.0%      (1)          (1)         (1)               (1)
Class B-2 Certificates     Retained       $6,158,000      3.0%      (1)          (1)         (1)               (1)
Class B-3 Certificates     Retained       $4,105,000      2.0%      (1)          (1)         (1)               (1)
Class B-4 Certificates     Retained      $28,737,000     14.0%      (1)          (1)         (1)               (1)
Residual Certificates      Retained         Notional    100.0%      (1)          (1)         (1)               (1)
------------------------- ------------ -------------- ----------- ----------- ------------ ----------- ----------------------

NOTE:   (1) THE CERTIFICATES ARE NOT BEING OFFERED HEREBY.

CUT-OFF DATE:          The close of business on February 28, 1999.

SETTLEMENT DATE:       On or about March 26, 1999

FORM OF REGISTRATION:  Book-Entry form, same day funds through DTC.

PAYMENT DATES:         The 25th of each  month or, if such day is not a Business
                       Day, the next succeeding Business Day, commencing in April 1999.

PAYMENT DELAY:         24 days

NOTE INTEREST ACCRUAL: Interest will accrue on the Notes on a "30/360" basis.

NOTIONAL AMOUNT:       The Class A-IO  Certificates  are also referred to herein
                       as the "Interest Only Certificates". The Notional Amount of the Class A-IO Certificates as of any Payment Date will be equal to the then-current outstanding Pool
                       Principal Balance (the "Current Pool Principal Balance").
                       On any Payment Date, the  Certificates  Rate on the Class
                       A-IO Certificates will be equal to the excess of (X) the weighted average gross coupon on the Home Loans and (Y)
                       [_.__]% (i.e., the coupon on the Notes and Certificates).
                       References herein to the Notional Amount are used solely for certain calculations and do not represent the right of the Class A-IO Certificates to receive distributions of principal.

PRICING PREPAYMENT     Starting at 0.0% CPR in the 1st  month SPEED  ASSUMPTION:
                       of the life of a Home Loan, thereafter increasing by 1.0714% per month to 15.0% in the 15th month. After the 15th month, the prepayment rate remains constant at 15.0% CPR.

ASSETS OF THE TRUST:   The assets of the Trust will consist  primarily of a pool
                       of home loans ("Home Loans") secured by mortgages, deeds of trust or other security instruments ("Mortgages").
                       Substantially all of the mortgages for the Home Loans will be junior in priority to one or more senior liens on the related mortgaged properties, which will consist primarily of owner occupied single family residences. In addition, substantially all of the Home Loans will be secured by liens on mortgaged properties in which the borrowers have little or no equity (i.e., the related combined loan-to-value ratios approach or exceed 100%).

                       It is expected that, as of the Cut-off Date, the Home Loans will consist of loans having an aggregate principal balance of approximately $205,259,057 and will consist of 5,539 loans.

SERVICING FEE/
TRUSTEE FEES:          The  Trust  is  subject  to  certain  fees,  including  a
                       Servicing Fee of 0.75% per annum payable monthly, an Indenture Trustee Fee and an Owner Trustee Fee of 0.02%
                       (combined) per annum payable monthly.

ADVANCING:             There is no required advancing of delinquent principal or
                       interest by the Servicer, the Trustees or any other entity.

CREDIT ENHANCEMENT:    Credit  enhancement  for the Notes  will be  provided  by
                       subordination as described below:

                       ------------------------ -------------------------
                                                        INITIAL
                       OFFERED                       SUBORDINATION
                       NOTES                     AS OF THE CLOSING DATE
                       ------------------------ -------------------------
                       Class A Notes                      45%
                       Class M-1 Notes                    38%
                       Class M-2 Notes                    31%
                       ------------------------ -------------------------

                       The rights of the Class M-1 Notes to receive payments will be subordinated to such rights of the Senior Notes and the Class A-IO Certificates. The rights of the Class M-2 Notes to receive payments will be subordinated to such rights of the Senior Notes, the Class A-IO Certificates and the Class M-1 Notes.

APPLICATION OF ALLOCABLE
LOSS AMOUNTS:          Any  Allocable  Loss Amounts will be applied in reduction
                       of principal, in the following order of priority: (1) the
                       Class B-4 Certificates,  until the Class B-4 Certificates
                       have   been   reduced   to  zero;   (2)  the   Class  B-3
                       Certificates,  until the Class B-3 Certificates have been
                       reduced to zero;  (3) the Class B-2  Certificates,  until
                       the Class B-2 Certificates have been reduced to zero; (4)
                       the   Class  B-1   Certificates,   until  the  Class  B-1
                       Certificates have been reduced to zero; (5) the Class M-2
                       Notes,  until the Class M-2 Notes  have been  reduced  to
                       zero;  and (6) the Class M-1  Notes,  until the Class M-1
                       Notes have been  reduced to zero.  The Senior  Notes will
                       not be  reduced  for  any  Allocable  Loss  Amounts.  Any
                       Allocable Loss Amounts  applied in reduction of principal
                       of the  Class  M-1  Notes,  Class  M-2  Notes,  Class B-1
                       Certificates,   Class   B-2   Certificates,   Class   B-3
                       Certificates  or Class B-4  Certificates  (the "Carryover
                       Amounts")   will  entitle  each  such  class  to  receive
                       reimbursement for such amount on future payment dates, to the extent funds are available therefor.

PRIORITY OF PAYMENTS:  Payments of  interest of and  principal  on the Notes and
                          Certificates will be applied as follows:
                          1) To pay accrued and unpaid interest on the Senior Notes and Class A-IO Certificates, PRO RATA (without any priority);
                          2) To pay accrued and unpaid interest, sequentially, on the Class M-1 Notes, Class M-2 Notes, Class B-1 Certificates, Class B-2 Certificates, Class B-3 Certificates and Class B-4 Certificates, in that order;
                          3) To pay as principal, to the Senior Notes, an amount necessary to reduce the balance of the Senior Notes to the Senior Optimal Principal Balance;
                          4) To pay as principal to the Class M-1 Notes, an amount necessary to reduce the balance of the Class M-1 Notes to the Class M-1 Optimal Principal Balance;
                          5) To pay as principal to the Class M-2 Notes, an amount necessary to reduce the balance of the Class M-2 Notes to the Class M-2 Optimal Principal Balance;
                          6) To pay as principal to the Class B-1 Certificates, an amount necessary to reduce the balance of the Class B-1 Certificates to the Class B-1 Optimal Principal Balance;
                          7) To pay as principal to the Class B-2 Certificates, an amount necessary to reduce the balance of the Class B-2 Certificates to the Class B-2 Optimal Principal Balance;
                          8) To pay as principal to the Class B-3 Certificates, an amount necessary to reduce the balance of the Class B-3 Certificates to the Class B-3 Optimal Principal Balance;
                          9) To pay as principal to the Class B-4 Certificates, an amount necessary to reduce the balance of the Class B-4 Certificates to the Class B-4 Optimal Principal Balance;
                          10) To pay the Class M-1 Notes, Class M-2 Notes, Class B-1 Certificates, Class B-2 Certificate, Class B-3 Certificates and Class B-4 Certificate, in that order, any Carryover Amounts;
                          11) To pay any servicer reimbursable amounts; and
                          12) Any remaining amounts shall be paid to the holders of the Residual Interest Certificate.

STEPDOWN DATE:         The  Stepdown  Date  is the Payment Date occurring on the
                       later of:

                   1) The first Payment Date after that of March 2002 (i.e. on the 37th Payment Date); and
                   2) The first Payment Date on which the aggregate principal balance of the Senior Notes has been reduced to an amount less than or equal to 10.0% of the Pool Principal Balance as of the preceding Determination Date.

SENIOR OPTIMAL PRINCIPAL
BALANCE: As to any Payment Date before the Stepdown Date, $0. With respect to any other Payment Date, an amount equal to 10.0% of the Pool Principal Balance.

CLASS M-1 OPTIMAL PRINCIPAL
BALANCE: As to any Payment Date before the Stepdown Date, the original principal balance of the Class M-1 Notes. With respect to any other Payment Date, the Pool Principal Balance as of the end of the related collection period MINUs the sum of (a) the principal balance of the Senior Notes and (b) 76.0% of the Pool Principal Balance.

CLASS M-2 OPTIMAL PRINCIPAL
BALANCE: As to any Payment Date before the Stepdown Date, the original principal balance of the Class M-2 Notes. With respect to any other Payment Date, the Pool Principal Balance as of the end of the related collection period MINUs the sum of (a) the aggregate principal balance of the Senior Notes and the Class M-1 Notes and (b) 62.0% of the Pool Principal Balance.

CLASS B-1 OPTIMAL PRINCIPAL
BALANCE: As to any Payment Date before the Stepdown Date, the original principal balance of the Class B-1 Certificates. With respect to any other Payment Date, the Pool Principal Balance as of the end of the related collection period minus the sum of (a) the aggregate principal balance of the Senior Notes, Class M-1 Notes and Class M-2 Notes and (b) 38.0% of the Pool Principal Balance.

CLASS B-2 OPTIMAL PRINCIPAL
BALANCE: As to any Payment Date before the Stepdown Date, the original principal balance of the Class B-2 Certificates. With respect to any other Payment Date, the Pool Principal Balance as of the end of the related collection period MINUs the sum of (a) the aggregate principal balance of the Senior Notes, Class M-1 Notes, Class M-2 Notes and Class B-1 Certificates and (b) 32.0% of the Pool Principal Balance.

CLASS B-3 OPTIMAL PRINCIPAL
BALANCE: As to any Payment Date before the Stepdown Date, the original principal balance of the Class B-3 Certificates. With respect to any other Payment Date, the Pool Principal Balance as of the preceding Determination Date MINUs the sum of (a) the aggregate principal balance of the Senior Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Certificates and Class B-2 Certificates and (b) 28.0% of the Pool Principal Balance as of the preceding Determination Date.

CLASS B-4 OPTIMAL PRINCIPAL
BALANCE: As to any Payment Date before the Stepdown Date, the original principal balance of the Class B-4 Certificates. With respect to any other Payment Date, the Pool Principal Balance as of the preceding Determination Date MINUs the sum of the aggregate principal balance of the Senior Notes, Class M-1 Notes, Class M-2 Notes, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates.

OPTIONAL TERMINATION:  The Seller may cause an early  redemption of the Notes on any Payment Date when the Current Pool Principal Balance is less than or equal to [5]% of the Original Pool Principal Balance (the first such Payment Date, the "Initial Call Date"), by providing for the payment of the redemption price.

TAX STATUS:            For  federal  income  tax  purposes,  the  Notes  will be
                       characterized as debt.

ERISA ELIGIBILITY:     Subject  to the  conditions  set forth in the  Prospectus
                       Supplement, the Notes may be purchased by employee benefit plans that are subject to ERISA.

SMMEA TREATMENT:       The  Notes   will  NOT   constitute   "mortgage   related
                       securities" for purposes of SMMEA.

PROSPECTUS:            The Notes  are being  offered  pursuant  to a  Prospectus
                       which  includes a Prospectus  Supplement  (together,  the
                       "Prospectus").  Complete  information with respect to the
                       Notes and the Home Loans is contained in the  Prospectus.
                       The  material   presented  herein  is  qualified  in  its
                       entirety by the information  appearing in the Prospectus.
                       To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects.
                       Sales of the Notes may not be consummated unless the purchaser has received the Prospectus.

           THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

TOTAL NUMBER OF LOANS:                                          5,539

INITIAL PRINCIPAL BALANCE:                                 $205,259,057

AVERAGE LOAN BALANCE:                                           $37,057

WA MORTGAGE RATE:                                                13.27%
   RANGE OF MORTGAGE RATES:                           (11.00% - 17.99%)

WA REMAINING TERM (MONTHS):                                         242
   RANGE OF REMAINING TERMS:                                 (41 - 296)

WA ORIGINAL TERM (MONTHS):                                          248
   RANGE OF ORIGINAL TERMS:                                    (48-300)

WA CREDIT SCORE:                                                    687
   RANGE OF CREDIT SCORES:
      Up to 639                                                   0.25%
      640 to 679                                                 44.78%
      680 to 719                                                 40.27%
      720 or higher                                              14.69%

WA DEBT-TO-INCOME RATIO:                                         36.32%
      Percent greater than 45%                                    4.52%

WA COMBINED LTV:                                                113.64%
      Percent greater than 100%                                  88.61%

FIRST LIENS:                                                      0.51%

FHA TITLE I:                                                       NONE

GEOGRAPHIC CONCENTRATION:                                    CA  22.35%
(as a Percentage of the Aggregate Principal                  FL  12.35%
Balance)
(STATES NOT LISTED ACCOUNT FOR                               AZ    5.52%
LESS THAN 5% OF THE AGGREGATE
PRINCIPAL BALANCE OF THE CATEGORY)

LOAN RATES
                                                                   PERCENTAGE OF
        RANGE OF           NUMBER OF           CUT-OFF DATE         CUT-OFF DATE
     LOAN RATES (%)       HOME LOANS         PRINCIPAL BALANCE       PRINCIPAL
                                                                      BALANCE
--------------------------------------------------------------------------------
     10.51 to 11.00                                                        0.05%
                                       3                $95,647
     11.01 to 11.50                                                         6.51
                                     335             13,362,828
     11.51 to 12.00                                                        18.23
                                     940             37,409,677
     12.01 to 12.50                                                         8.30
                                     439             17,030,339
     12.51 to 13.00                                                        22.21
                                   1,172             45,597,688
     13.01 to 13.50                                                         6.42
                                     366             13,184,925
     13.51 to 14.00                                                        21.15
                                   1,214             43,402,264
     14.01 to 14.50                                                         3.29
                                     208              6,747,562
     14.51 to 15.00                                                         8.91
                                     541             18,293,519
     15.01 to 15.50                                                         1.74
                                     109              3,570,820
     15.51 to 16.00                                                         2.50
                                     162              5,132,522
     16.01 to 16.50                                                         0.36
                                      25                732,412
     16.51 to 17.00                                                         0.27
                                      20                552,497
     17.01 to 17.50                                                         0.03
                                       2                 57,569
     17.51 to 18.00                                                         0.04
                                       3                 88,788
                       ---------------------------------------------------------

         TOTAL                     5,539            $205,259,057         100.00%

UNITED NATIONAL BANK HOME LOAN OWNER TRUST 1999-1
Computational Materials: Information Relating to the Collateral   (PAGE 3 OF 9)
-------------------------------------------------------------------------------=

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 INFORMATION  CONTAINED HEREIN WILL
                                 BE SUPERSEDED  BY THE  DESCRIPTION
                                 OF THE COLLATERAL CONTAINED IN THE
                                 PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

CURRENT HOME LOAN PRINCIPAL BALANCES
                                                                PERCENTAGE OF
    RANGE OF CURRENT        NUMBER OF       CUT-OFF DATE         CUT-OFF DATE
     HOME LOAN AMOUNTS     HOME LOANS     PRINCIPAL BALANCE       PRINCIPAL
                                                                   BALANCE
--------------------------------------------------------------------------------
     Up to $10,000.00             16                                    0.07%
                                                   $147,455
$10,000.01 to $20,000.00         493              8,352,335             4.07

$20,000.01 to $30,000.00       1,366             35,645,485            17.37

$30,000.01 to $40,000.00       1,838             65,322,611            31.82

$40,000.01 to $50,000.00       1,007             46,099,569            22.46

$50,000.01 to $60,000.00         592             33,583,632            16.36

$60,000.01 to $70,000.00         129              8,458,756             4.12

$70,000.01 to $80,000.00          66              4,939,692             2.41

$80,000.01 to $90,000.00          32              2,709,522             1.32

                          -----------------------------------------------------

         TOTAL                                  $205,259,057            100.00%
                               5,539


ORIGINAL HOME LOAN PRINCIPAL BALANCES
                                                                PERCENTAGE OF
    RANGE OF ORIGINAL       NUMBER OF       CUT-OFF DATE         CUT-OFF DATE
     HOME LOAN AMOUNTS     HOME LOANS     PRINCIPAL BALANCE       PRINCIPAL
                                                                   BALANCE
--------------------------------------------------------------------------------
     Up to $10,000.00              13                                    0.06%
                                                    $125,680
$10,000.01 to $20,000.00          485              8,210,934             4.00

$20,000.01 to $30,000.00        1,367             35,565,503            17.33

$30,000.01 to $40,000.00        1,835             65,117,625            31.72

$40,000.01 to $50,000.00        1,015             46,344,108            22.58

$50,000.01 to $60,000.00          595             33,722,776            16.43

$60,000.01 to $70,000.00          130              8,453,861             4.12

$70,000.01 to $80,000.00           66              4,936,437             2.40

$80,000.01 to $90,000.00           33              2,782,132             1.36

                            ----------------------------------------------------

         TOTAL                  5,539           $205,259,057            100.00%

--------------------------------------------------------------------------------

COMBINED LOAN-TO-VALUE RATIOS
                                                                PERCENTAGE OF
   RANGE OF COMBINED       NUMBER OF HOME     CUT-OFF DATE       CUT-OFF DATE
 LOAN-TO-VALUE RATIOS (%)  HOME LOANS       PRINCIPAL BALANCE     PRINCIPAL
                                                                   BALANCE
--------------------------------------------------------------------------------
           Up to 80.00                 90           $2,957,892           1.42%

        80.01 to 85.00                 54            1,739,311           0.85

        85.01 to 90.00                 92            2,793,656           1.36

        90.01 to 95.00                167            5,772,864           2.81

       95.01 to 100.00                298           10,111,949           4.93

      100.01 to 105.00                505           17,404,824           8.48

      105.01 to 110.00                797           27,051,991          13.18

      110.01 to 115.00                767           27,276,656          13.29

      115.01 to 120.00              1,016           38,649,205          18.83

      120.01 to 125.00              1,734           70,784,149          34.49

      125.01 or higher                 19              716,560           0.35

                           -----------------------------------------------------

         TOTAL                      5,539         $205,259,057          100.00%

THE INFORMATION COINTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


ORIGINAL TERM TO MATURITY
                                                                PERCENTAGE OF
     ORIGINAL TERM          NUMBER OF       CUT-OFF DATE         CUT-OFF DATE
TO MATURITY (IN MONTHS)    HOME LOANS     PRINCIPAL BALANCE       PRINCIPAL
                                                                   BALANCE
--------------------------------------------------------------------------------
          0 to 60                 36                                 0.34%
                                               $698,834
        61 to 120                342          9,125,755               4.45

       121 to 180              1,356         45,605,008              22.22

       181 to 240              1,556         56,990,260              27.77

       241 to 300              2,249         92,839,200              45.23

                       ----------------------------------------------------

    TOTAL                      5,539       $205,259,057            100.00%



REMAINING TERM TO MATURITY
                                                                   PERCENTAGE OF
     REMAINING TERM        NUMBER OF           CUT-OFF DATE         CUT-OFF DATE
TO MATURITY (IN MONTHS)   HOME LOANS         PRINCIPAL BALANCE       PRINCIPAL
                                                                      BALANCE
--------------------------------------------------------------------------------
               0 to 48            2                                     0.03%
                                                   $62,591
              49 to 60           34                636,243               0.31

             61 to 120          342              9,125,755               4.45

            121 to 180        1,356             45,605,008              22.22

            181 to 240        1,556             56,990,260              27.77

            241 to 300        2,249             92,839,200              45.23

                         -----------------------------------------------------

         TOTAL                5,539           $205,259,057            100.00%



DELINQUENCY STATUS
                                                                   PERCENTAGE OF
                            NUMBER             CUT-OFF DATE         CUT-OFF DATE
    DELINQUENCY STATUS    HOME LOANS         PRINCIPAL BALANCE       PRINCIPAL
                                                                      BALANCE
--------------------------------------------------------------------------------
               Current        5,485                                    99.04%
                                              $203,291,935
         30 to 59 days           35              1,234,555              0.60

         60 to 89 days           12                506,269              0.25

  Greater than 90 days            7                226,298               0.11

                          ----------------------------------------------------

         TOTAL                5,539           $205,259,057            100.00%

GEOGRAPHIC DISTRIBUTION OF MORTGAGED PROPERTIES
                                                          PERCENTAGE OF
                  NUMBER OF           CUT-OFF DATE         CUT-OFF DATE
   STATE         HOME LOANS         PRINCIPAL BALANCE       PRINCIPAL
                                                             BALANCE
--------------------------------------------------------------------------
Alabama                     156          $5,643,277.62              2.75%
Alaska                       30              1,176,170               0.57
Arizona                     326             11,338,999               5.52
Arkansas                     41              1,393,781               0.68
California                1,162             45,875,135              22.35
Colorado                    179              6,634,003               3.23
Connecticut                  80              2,948,243               1.44
Delaware                      7                294,321               0.14
Florida                     688             25,353,074              12.35
Georgia                     160              6,111,120               2.98
Idaho                        53              1,992,050               0.97
Illinois                    202              6,923,881               3.37
Indiana                     141              5,377,437               2.62
Iowa                         28              1,023,926               0.50
Kansas                       64              2,330,104               1.14
Kentucky                     89              3,274,834               1.60
Louisiana                    86              3,309,736               1.61
Maine                        22                809,211               0.39
Maryland                     16                747,999               0.36
Massachusetts                88              2,948,177               1.44
Michigan                    107              3,755,601               1.83
Minnesota                   159              6,109,338               2.98
Mississippi                  20                798,790               0.39
Missouri                     43              1,402,898               0.68
Montana                       8                313,068               0.15
Nebraska                     64              2,490,540               1.21
Nevada                      147              5,454,853               2.66
New Hampshire                11                450,092               0.22
New Jersey                   19                728,560               0.35
New Mexico                   88              3,557,827               1.73
New York                     53              2,057,854               1.00
North Carolina               85              3,021,279               1.47
North Dakota                 21                758,992               0.37
Ohio                         91              2,490,562               1.21
Oklahoma                    140              5,030,232               2.45
Oregon                      136              5,223,960               2.55
Pennsylvania                197              6,802,115               3.31
Rhode Island                  3                157,323               0.08
South Carolina               45              1,661,395               0.81
South Dakota                 24                964,333               0.47
Tennessee                    10                347,223               0.17
Texas                        44              1,514,511               0.74
Utah                         63              2,209,415               1.08
Virginia                     72              2,420,058               1.18
Washington                  162              6,021,774               2.93
West Virginia                 3                 87,252               0.04
Wisconsin                    92              3,388,555               1.65
Wyoming                      14                535,174               0.26

                ---------------------------------------------------------

         TOTAL            5,539           $205,259,057            100.00%

PROPERTY TYPE
                                                                   PERCENTAGE OF
                           NUMBER OF           CUT-OFF DATE         CUT-OFF DATE
     PROPERTY TYPE        HOME LOANS         PRINCIPAL BALANCE       PRINCIPAL
                                                                      BALANCE
--------------------------------------------------------------------------------
Single Family                 5,250                                    95.33%
                                                  $195,670,800
Condominium                     223              7,283,524             3.55

Multifamily                      30                984,002             0.48

Manufactured Housing             21                778,419             0.38

Two Family                       15                542,312             0.26

                    ------------------------------------------------------------

         TOTAL                 5,539           $205,259,057           100.00%



LOAN PURPOSE
                                                              PERCENTAGE OF
                          NUMBER OF       CUT-OFF DATE         CUT-OFF DATE
        PURPOSE          HOME LOANS     PRINCIPAL BALANCE       PRINCIPAL
                                                                 BALANCE
----------------------------------------------------------------------------
Debt Consolidation           5,515       $204,299,887             88.68%
Home Improvement                23            934,244             10.86
Refinance / Cash Out             1             24,926              0.46

                       --------------------------------------------------

         TOTAL               5,539       $205,259,057            100.00%



LIEN POSITION
                                                                  PERCENTAGE OF
                          NUMBER OF           CUT-OFF DATE         CUT-OFF DATE
     LIEN POSITION       HOME LOANS         PRINCIPAL BALANCE       PRINCIPAL
                                                                     BALANCE
--------------------------------------------------------------------------------
First Lien                  29                                        0.51%
                                           $1,039,001
Junior Lien                5,510          204,220,056                99.49
                 ---------------------------------------------------------------
         TOTAL           5,539           $205,259,057               100.00%

OCCUPANCY TYPE
                                                                   PERCENTAGE OF
                           NUMBER OF           CUT-OFF DATE         CUT-OFF DATE
     OCCUPANCY TYPE       HOME LOANS         PRINCIPAL BALANCE       PRINCIPAL
                                                                      BALANCE
--------------------------------------------------------------------------------
Owner Occupied                  5,538                                  99.99%
                                                $205,239,140
Non-Owner Occupied                  1                 19,917            0.01

                       ---------------------------------------------------------

         TOTAL                  5,539           $205,259,057          100.00%


DEBT-TO-INCOME RATIO
                                                             PERCENTAGE OF
                            NUMBER OF    CUT-OFF DATE         CUT-OFF DATE
 DEBT-TO-INCOME RATIO (%)  HOME LOANS  PRINCIPAL BALANCE       PRINCIPAL
                                                                BALANCE
-----------------------------------------------------------------------------
      5.01 to 10.00                4                             0.06%
                                            $120,915
     10.01 to 15.00                9         303,939             0.15

     15.01 to 20.00               95       3,281,211             1.60

     20.01 to 25.00              363      12,335,214             6.01

     25.01 to 30.00              732      25,865,439            12.60

     30.01 to 35.00            1,205      42,801,588            20.85

     35.01 to 40.00            1,499      55,016,467            26.80

     40.01 to 45.00            1,421      56,257,450            27.41

     45.01 to 50.00              205       9,066,543             4.42

     50.01 to 55.00                5         175,334             0.09

     55.01 to 60.00                1          34,956             0.02

                          ----------------------------------------------

         TOTAL                 5,539    $205,259,057            100.00%

CREDIT SCORES
                                                                PERCENTAGE OF
        RANGE OF         NUMBER             CUT-OFF DATE         CUT-OFF DATE
     CREDIT SCORES     HOME LOANS         PRINCIPAL BALANCE       PRINCIPAL
                                                                   BALANCE
--------------------------------------------------------------------------------
       Up to 399                    1                                     0.02%
                                                     $33,721
       620 to 639                  16                481,443             0.23

       640 to 659               1,093             35,406,374            17.25

       660 to 679               1,492             56,515,085            27.53

       680 to 699               1,243             47,497,392            23.14

       700 to 719                 905             35,168,653            17.13

       720 to 739                 468             17,826,113             8.68

       740 to 759                 187              7,063,191             3.44

       760 to 779                  98              3,844,055             1.87

       780 to 799                  32              1,239,658             0.60

       800 or higher                4                183,371             0.09

                       ---------------------------------------------------------

         TOTAL                  5,539           $205,259,057            100.00%

TRANSACTION SUMMARY (1), (2), (3)

------------------------- ------------ -------------- ----------- ----------- ------------ ----------- ----------------------
                                         ORIGINAL      PERCENT    AVG. LIFE   PRINCIPAL    PRINCIPAL         EXPECTED
OFFERED                    OFFERED/      PRINCIPAL     OF POOL      TO MTY      LOCKOUT      WINDOW           RATINGS
SECURITIES                 RETAINED       BALANCE      BALANCE     (YEARS)     (MONTHS)     (MONTHS)     (S&P / MOODY'S /
                                                                                                              FITCH )
------------------------- ------------ -------------- ----------- ----------- ------------ ----------- ----------------------
CLASS A NOTES               OFFERED     $112,893,000     55.0%      2.60        NONE         272            AAA/Aaa/AAA
Class A-IO Certificates    Retained         Notional    100.0%      (1)          (1)         (1)               (1)
CLASS M-1 NOTES             OFFERED      $14,368,000      7.0%      8.79         48          224             AA/AA2/AA
CLASS M-2 NOTES             OFFERED      $14,368,000      7.0%      8.79         48          224              A/A2/A
Class B-1 Certificates     Retained      $24,631,000     12.0%      (1)          (1)         (1)               (1)
Class B-2 Certificates     Retained       $6,158,000      3.0%      (1)          (1)         (1)               (1)
Class B-3 Certificates     Retained       $4,105,000      2.0%      (1)          (1)         (1)               (1)
Class B-4 Certificates     Retained      $28,737,000     14.0%      (1)          (1)         (1)               (1)
Residual Certificates      Retained         Notional    100.0%      (1)          (1)         (1)               (1)
------------------------- ------------ -------------- ----------- ----------- ------------ ----------- ----------------------

NOTE:    (1)      The Certificates are not being offered hereby.
         (2)      100%  Prepayment  Assumption:  0.0%  CPR in  month  1,  and an additional 1.0714% per annum in each month thereafter until month 15. On and after month 15, 15.0% CPR
         (3)      The Transaction will be priced to maturity.




CLASS A (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                               10.07        4.28       3.24        2.60       2.16        1.80
MODIFIED DURATION (YEARS)                           6.52        3.28       2.59        2.14       1.82        1.55
FIRST PRINCIPAL PAYMENT                          4/25/99     4/25/99    4/25/99     4/25/99    4/25/99     4/25/99
LAST PRINCIPAL PAYMENT                          11/25/21    11/25/21   11/25/21    11/25/21   11/25/21    11/25/21
PRINCIPAL LOCKOUT (MONTHS)                          None        None       None        NONE       None        None
PRINCIPAL WINDOW (MONTHS)                            272         272        272         272        272         272
ILLUSTRATIVE YIELD (30/360)                       7.330%      7.259%     7.220%      7.182%     7.144%      7.100%
-------------------------------------------------------------------------------------------------------------------

CLASS A (TO 5% CLEAN-UP CALL)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                               10.07        4.27       3.22        2.57       2.13        1.77
MODIFIED DURATION (YEARS)                           6.52        3.28       2.58        2.13       1.81        1.54
FIRST PRINCIPAL PAYMENT                          4/25/99     4/25/99    4/25/99     4/25/99    4/25/99     4/25/99
LAST PRINCIPAL PAYMENT                           5/25/21     3/25/19    8/25/16    10/25/13    9/25/11    12/25/09
PRINCIPAL LOCKOUT (MONTHS)                          None        None       None        NONE       None        None
PRINCIPAL WINDOW (MONTHS)                            266         240        209         175        150         129
ILLUSTRATIVE YIELD (30/360)                       7.954%      8.098%     8.203%      8.321%     8.449%      8.538%
-------------------------------------------------------------------------------------------------------------------


CLASS M-1 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                               19.40       13.13      10.67        8.79       7.37        6.54
MODIFIED DURATION (YEARS)                           9.73        7.74       6.72        5.85       5.14        4.74
FIRST PRINCIPAL PAYMENT                         12/25/13     4/25/06    6/25/04     4/25/03    8/25/02    12/25/02
LAST PRINCIPAL PAYMENT                          11/25/21    11/25/21   11/25/21    11/25/21   11/25/21    11/25/21
PRINCIPAL LOCKOUT (MONTHS)                           176          84         62          48         40          44
PRINCIPAL WINDOW (MONTHS)                             96         188        210         224        232         228
ILLUSTRATIVE YIELD (30/360)                       7.954%      8.100%     8.209%      8.334%     8.468%      8.562%
-------------------------------------------------------------------------------------------------------------------

CLASS M-1 (TO 5% CLEAN-UP CALL)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                               19.37       13.00      10.43        8.48       7.07        6.25
MODIFIED DURATION (YEARS)                           9.73        7.71       6.67        5.78       5.06        4.65
FIRST PRINCIPAL PAYMENT                         12/25/13     4/25/06    6/25/04     4/25/03    8/25/02    12/25/02
LAST PRINCIPAL PAYMENT                           5/25/21     3/25/19    8/25/16    10/25/13    9/25/11    12/25/09
PRINCIPAL LOCKOUT (MONTHS)                           176          84         62          48         40          44
PRINCIPAL WINDOW (MONTHS)                             90         156        147         127        110          85
ILLUSTRATIVE YIELD (30/360)                       7.954%      8.100%     8.209%      8.334%     8.468%      8.562%
-------------------------------------------------------------------------------------------------------------------



CLASS M-2 (TO MATURITY)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                               19.40       13.13      10.67        8.79       7.37        6.34
MODIFIED DURATION (YEARS)                           9.37        7.48       6.50        5.66       4.97        4.44
FIRST PRINCIPAL PAYMENT                         12/25/13     4/25/06    6/25/04     4/25/03    8/25/02     7/25/02
LAST PRINCIPAL PAYMENT                          11/25/21    11/25/21   11/25/21    11/25/21   11/25/21    11/25/21
PRINCIPAL LOCKOUT (MONTHS)                           176          84         62          48         40          39
PRINCIPAL WINDOW (MONTHS)                             96         188        210         224        232         228
ILLUSTRATIVE YIELD (30/360)                       8.708%      9.044%     9.292%      9.571%     9.874%     10.167%
-------------------------------------------------------------------------------------------------------------------

CLASS M-2 (TO 5% CLEAN-UP CALL)
-------------------------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION                            0%         50%        75%        100%       125%        150%
-------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                               19.37       13.00      10.13        8.48       7.07        6.05
MODIFIED DURATION (YEARS)                           9.37        7.46       6.46        5.60       4.90        4.37
FIRST PRINCIPAL PAYMENT                         12/25/13     4/25/06    6/25/04     4/25/03    8/25/02     7/25/02
LAST PRINCIPAL PAYMENT                           5/25/21     3/25/19    8/25/16    10/25/13    9/25/11    12/25/09
PRINCIPAL LOCKOUT (MONTHS)                           176          84         62          48         40          39
PRINCIPAL WINDOW (MONTHS)                             90         156        147         127        110          90
ILLUSTRATIVE YIELD (30/360)                       8.708%      9.049%     9.305%      9.599%     9.914%     10.220%
-------------------------------------------------------------------------------------------------------------------